Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 30, 2022 (this “Amendment”), is entered into among Atlassian Corporation Plc, a public limited liability company incorporated under the laws of England and Wales (the “Parent”), Atlassian US, Inc. (f/k/a Atlassian, Inc.), a Delaware corporation (the “Borrower”), each Lender party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of October 28, 2020 (as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”).

WHEREAS, the Parent has announced that it has undertaken an exploration of being redomiciled from England and Wales to the United States and, in connection therewith, the Parent and the Borrower have requested that the Lenders enter into this Amendment.

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings given in the Credit Agreement.

2.    Amendment. Subject to the occurrence of the Amendment Effective Date (as defined in Section 3), the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by:

(i)     replacing the definition of “Agreement Accounting Principles” with the following:

“Agreement Accounting Principles” means (x) prior to the occurrence of the Redomiciliation, IFRS (applied in a manner consistent with that used in preparing the financial statements of the Parent referred to in Section 5.04) and (y) on and following the occurrence of the Redomiciliation, US GAAP (applied in a manner consistent with that used in preparing the Redomiciliation Financial Statements); provided, however, that notwithstanding anything contained in Section 1.03 to the contrary, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change in IFRS or US GAAP (as applicable) occurring after the Effective Date (or any change in IFRS or US GAAP (as applicable) that occurred on or prior to the Effective Date or the occurrence of the Redomiciliation (as applicable) but was not reflected in the financial statements included in the Parent SEC Report or (as applicable) in the Redomiciliation Financial Statements) or in the application thereof on the operation of such provision, regardless of whether any such notice is given before or after such change in IFRS or US GAAP (as applicable) or in the application thereof, then such provision shall be interpreted on the basis of IFRS or US GAAP (as applicable) as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

(ii)    in the definitions of “Capitalized Lease” and “Capitalized Lease Obligations”, inserting immediately following January 1, 2019, in each case, the following:

(or, on or following the occurrence of the Redomiciliation, US GAAP as in effect in the United States on January 31, 2018)

(iii)    in the definition of “Change of Control”, inserting at the end of clause (i) thereof immediately before the word “or”, the following:

; provided, that, the Redomiciliation (and any interim steps in connection therewith) shall not constitute a Change of Control under this clause (i);

(iv)    in the definition of “Consolidated EBITDA”, replacing clause (a)(v)(A) thereof with the following:

“goodwill impairment losses” under IAS 36 (Impairment of Assets) (or, on or following the occurrence of the Redomiciliation, under FASB Statement 142),

(v)    in the definition of “Parent”, inserting at the end thereof, immediately before the period, the following:

; provided, that, on and following the receipt by the Administrative Agent, each in form and substance reasonably satisfactory to it, of (a) an assignment and assumption agreement executed by each of Atlassian Corporation plc as the original Parent, Atlassian Corporation as the successor Parent, the Borrower and the Administrative Agent, pursuant to which Atlassian Corporation shall agree to assume from Atlassian Corporation plc its Guaranty and other obligations as the “Parent” pursuant to this Agreement and the other Loan Documents, (b) a legal opinion of counsel to the Credit Parties and (c) notice from the Borrower that the Redomiciliation has occurred, Atlassian Corporation, a Delaware corporation, shall (except as the context may otherwise require) be deemed to be the “Parent” for all purposes of this Agreement and the other Loan Documents.

(vi)    inserting the following two definitions immediately after the definition of “Recipient”:

“Redomiciliation” means a redomiciliation of the parent holding company of the Atlassian group of companies (including the Borrower) from England and Wales to the United States by the insertion of Atlassian Corporation, a Delaware corporation, as the new parent holding company of the Atlassian group of companies, to be effected by way of a court-approved scheme of arrangement under Part 26 of the UK Companies Act 2006, in which (a) Atlassian Corporation plc shall be re-registered as a private limited company under the laws of England and Wales and its name will be changed to “Atlassian Corporation Limited” and (b) 100% of the Equity Interests of Atlassian Corporation plc shall become directly owned by a wholly-owned subsidiary of Atlassian Corporation, and certain assets and liabilities of Atlassian Corporation plc (including its obligations under the Guaranty and other obligations as the “Parent” pursuant to this Agreement and the other Loan Documents) shall be transferred to, Atlassian Corporation.

“Redomiciliation Financial Statements” means the consolidated financial statements of the Parent and its Subsidiaries for (i) the fiscal year ended June 30, 2021 and (ii) the fiscal quarters ended September 30, 2021 and December 31, 2021 prepared, in each case, giving pro forma effect to the Redomiciliation and including a reconciliation between IFRS and US GAAP, delivered to the Administrative Agent and the Lenders pursuant to Amendment No. 1 to this Agreement, dated as of September 30, 2022.

(vii)    inserting the following definition immediately after the definition of “Unreimbursed Amount”:

“US GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and in effect from time to time.

(b)    Each reference in the Credit Agreement to “IFRS” (except (i) in the definitions of “Agreement Accounting Principles”, “Capitalized Lease”, “Capitalized Lease Obligations”, “IFRS”, and “Redomiciliation Financial Statements”, (ii) in Section 5.04 and (iii) as the context may otherwise require) shall be deemed to have inserted immediately thereafter the following phrase:

(or, on and following the occurrence of the Redomiciliation, US GAAP)

(c)    Each reference in the Loan Documents to Borrower’s previous name “Atlassian, Inc.” shall be replaced by its new name “Atlassian US, Inc.”

(d)    Section 5.04 (Financial Statements) of the Credit Agreement is hereby amended by inserting, immediately before clause (a) thereof, the following:

(or, on and following the occurrence of Redomiciliation, for which the Parent has most recently filed a quarterly report on Form 10-Q)

(e)    Section 5.08 (Disclosure) of the Credit Agreement is hereby amended by replacing such section with the following:

5.08    Disclosure. As of the Effective Date, all written information other than financial projections and other forward-looking information and information of a general economic or industry nature (as used in this Section 5.08, the “Information”) provided on or prior to the Effective Date by any Credit Party or their Subsidiaries or on behalf of any Credit Party by its representatives to the Administrative Agent or the Lenders in connection with the negotiation and syndication of and entry into this Agreement, and any Beneficial Ownership Certification, in each case, does not, when taken as a whole, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, when taken as a whole, not materially misleading when taken as a whole and in light of the circumstances under which such statements were made (giving effect to any supplements then or theretofore furnished).

(f)    Section 6.01 (Financial Reporting) of the Credit Agreement is hereby amended by:

(i) inserting immediately after the phrase “the 120th day”, the following:

(or, on and following the occurrence of the Redomiciliation, the 90th day)

; and

(ii) inserting, immediately after “Form 6-K”, the following:

(or, on and following the occurrence of the Redomiciliation, Parent’s quarterly report on Form 10-Q)

(g)    Section 7.03 (Fundamental Changes) of the Credit Agreement is hereby amended by inserting, immediately before the proviso in clause (a)(vii) thereof, the following:

, Dispose of all or substantially all of its and its Subsidiaries’ assets, taken as a whole, to any other Person and/or consummate the Redomiciliation.

3.    Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”):

(a)    The Administrative Agent shall have received from the Parent, the Borrower and the Lenders constituting the Required Lenders an executed counterpart of this Amendment;

(b)    The Administrative Agent and the Lenders shall have received, each in form and substance reasonably satisfactory to the Administrative Agent, (i) consolidated financial statements of the Parent and its Subsidiaries for fiscal year ended June 30, 2021 and (ii) draft consolidated financial statements of the Parent and its Subsidiaries for the fiscal quarters ended September 30, 2021 and December 31, 2021 (provided that the Borrower agrees to provide to the Administrative Agent and the Lenders final versions of such financial statements referred to in this clause (ii) promptly after they become available to the Borrower), prepared, in each case, giving pro forma effect to the Redomiciliation and including a reconciliation between IFRS and US GAAP.

(c)    The Administrative Agent shall have received all fees and expenses due and payable pursuant to the Loan Documents on or prior to the Amendment Effective Date, including, to the extent invoiced two Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.    Representations and Warranties. Each Credit Party represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment:

(a)    each of the representations and warranties of the Credit Parties contained in Article V or any other Loan Document shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects), as of such earlier date;

(b)    the Redomiciliation Financial Statements (i) were prepared in accordance with US GAAP (except as otherwise expressly noted therein) (ii) fairly present in all material respects the consolidated financial condition and operations of the Parent and its Subsidiaries at September 30, 2021 and December 31, 2021 and the consolidated results of their operations and cash flows for each period then ended (subject, in the case of unaudited quarterly reports, to the absence of footnotes and to normal year-end audit adjustments) and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries (on a pro forma basis giving effect to the Redomiciliation) as of such date that are required under US GAAP to be reflected thereon; and

(c)    no Default or Event of Default has occurred or is continuing, or would result, from this Amendment, or the transactions contemplated hereby.

5.    Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, serve to effect a novation of, or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, amended and restated, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Upon the effectiveness of this Amendment, the Credit Agreement and this Amendment shall be construed as a single instrument, and each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

6.    Miscellaneous. The provisions of Sections 11.02 (Notices; Effectiveness; Electronic Communication); 11.03 (No Waiver; Cumulative Remedies; Enforcement); 11.04 (Expenses; Indemnity; Damage Waiver); 11.07 (Treatment of Certain Information; Confidentiality); 11.10 (Counterparts; Integration; Effectiveness); 11.14 (Governing Law;

Jurisdiction; Etc.); 11.15 (Waiver of Jury Trial); 11.18 (Electronic Execution) ; and 11.21 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions) of the Credit Agreement (as amended by this Amendment) shall each be deemed incorporated herein to apply with like effect to this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATLASSIAN CORPORATION PLC,
as the Parent

By:	/s/ Stuart Fagin
Name: Stuart Fagin
Title: Secretary

ATLASSIAN US, INC., as Borrower

By:	/s/ Alexandra Gal
Name: Alexandra Gal
Title: Head of Treasury

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Henry Pennell
Name: Henry Pennell
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Molly Daniello
Name: Molly Daniello
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

MUFG Bank, Ltd.,
as a Lender

By:	/s/ Matthew Antioco
Name:	Matthew Antioco
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

Truist Bank,
as a Lender

By:	/s/ Alfonso Brigham
Name:	Alfonso Brigham
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
Name:	Sean Duggan
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1]

CITIBANK, N.A.,
as a Lender

By:	/s/ Robert Shaw
Name:	Robert Shaw
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

MORGAN STANLEY BANK N.A.,
as a Lender

By:	/s/ Philip Magdaleno
Name:	Philip Magdaleno
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1]

U.S. Bank National Association,
as a Lender

By:	/s/ Lukas Coleman
Name:	Lukas Coleman
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1]